UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) Filed by the Registrant  Filed by a Party other than the Registrant Check the appropriate box:  Preliminary Proxy Statement  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))  Definitive Proxy Statement   Definitive Additional Materials  Soliciting Material Under §240.14a-12 CME GROUP INC. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):  No fee required.  Fee paid previously with preliminary materials.  Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Hello, My name is Will Hobert and I am a candidate for a Class B-1 seat on the CME Group Board of Directors. I was first elected to the CME Group Board in 2015. Currently, I co-chair the Clearing House Risk Committee (CHRC) and Chair the Interest Rate Swap Risk Committee (IRSRC). I am also a member of the Clearing House Oversight Committee (CHOC). I am running on my three decades of industry experience as an open outcry market maker, electronic options and futures trader, company founder, and owner of WH Trading. As managing Member of WH Trading, I oversee technology, risk management, operations and strategy development. Since founding WH Trading in 1994, the firm has grown to over 80 employees. WH Trading participates in a wide range of futures and options markets, both on the CME Group floor and electronically on numerous exchanges worldwide. Like many market participants, we have developed in-house proprietary options and futures trading software and we benchmark the performance of our trading systems at the microsecond level. I am running on my ability to adapt to changes in a dynamic trading industry and my resultant success as a proprietary firm owner. Over the last two decades, CME Group has grown and advanced as technology has driven massive change in the trading industry and capital markets. Similarly, WH Trading has reinvented itself to adapt to the new trading landscape. As financial markets evolved and liquidity shifted from open outcry to the electronic trading screens, WH Trading, like CME Group, was forced to make the challenging transition from a trading firm to a technology firm. Over the last two decades, I have guided WH Trading through a major expansion as we built an electronic, automated trading operation that has also served to enhance and grow our robust floor trading operation. However, the advancement of technology and the evolution of the financial markets is a never-ending process and in the coming decade one’s ability to adapt to changes, some of which we cannot currently predict, will dictate survival and success. I know what it takes to survive and thrive amidst change, and as a CME Group Board member, I will tirelessly work to ensure that the Exchange and its members are best prepared for the next systemic change. I am running because the Board of Directors needs a member who has a diverse trading background that includes open outcry, electronic, over the counter and options trading experience. I have traded on all of these execution venues and understand the issues, benefits and market structure implications associated with each. With options trading approaching 20% of CME Group’s overall volume in 2022, its members deserve a Board member who truly understands the critical issues, complex market structure and pressing problems facing options traders. My 30+ years of option trading, risk management, and strategic planning would provide a necessary voice on the Board of Directors as open outcry, exchange matching engines and voice brokers all compete for options volume. Finally, WH Trading holds memberships at CME, CBOT, NYMEX, and COMEX which has provided me with a holistic perspective of CME Group and the unique challenges and opportunities that face CME members. I am running because I understand the importance of strong advocacy with elected officials. Over the past two decades, I have worked to advocate on behalf of and preserve the interests of the trading industry. Annually, I travel to Washington, DC to advocate on behalf of CME Group where I have participated in informational sessions with SEC and CFTC commissioners, House and Senate Committees, and Congressional Leadership. I have participated in a small intimate meeting with House leadership with the goal of representing CME Group’s interests and legislative priorities. I understand the importance of strong relationships with Washington, DC. As a result, I was solicited to serve as a CME PAC Board of Director working to ensure that support is given to candidates, regardless of political affiliation, to ensure their education and understanding of CME Group. Should you have any questions, or would like to chat, please do not hesitate to reach out to me. Sincerely, Will Hobert Managing Member WH Trading LLC whobert@whtrading.com YOUR VOTE IS IMPORTANT! Beginning on April 3, 2023, as described in the CME Group proxy statement, Class B shareholders who cannot locate their 16-digit control number may call Broadridge to vote. You will be asked to provide information to confirm your identity and share ownership. All calls will be recorded and voting confirmations will be sent by mail to the address of record. 1-866-232-3037 TOLL FREE or 1-720-358-3640 INTERNATIONAL TOLL FREE

* * * CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 4, 2023. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting. The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Patrick J Mulchrone (PJM) Member CME, IMM, IOM and GEM You can rest assured that I show up for every CME Group Board and Committee meeting prepared. I speak up on behalf of our market participants, including our Class B-1 shareholders, and advocate on your behalf as shareholders and valued clients. I believe that “a rising tide lifts all boats” and if myself and my fellow Board members continue to advocate for our market participants, we will continue to grow and create value for all. I promise to be rational and open- minded in looking for all possibilities to achieve these objectives. As a member of the CME Board of Governors from 1991-2001 and as your Class B-1 Director, I have been a member of many committees, including in the role of Chair — too many to list here. I sit on the Advisory Board of Misericordia. I also am on the Business Conduct committee of the NFA. I have the experience and the energy needed to continue to serve as your elected Class B-1 Director. Please look out for your proxy materials, which are being distributed later in March, and take a moment to vote. I would really appreciate your support. Best, Pat pjmulchrone@gmail.com YOUR VOTE IS IMPORTANT! Beginning on April 3, 2023, as described in the CME Group proxy statement, Class B shareholders who cannot locate their 16-digit control number may call Broadridge to vote. You will be asked to provide information to confirm your identity and share ownership. All calls will be recorded and voting confirmations will be sent by mail to the address of record. 1-866-232-3037 TOLL FREE or 1-720-358-3640 INTERNATIONAL TOLL FREE My Fellow Class B-1 Shareholders, I once again write to you in hope of gaining your support in the upcoming CME Group Board election. It has been a privilege to serve as your Class B-1 Director for the past three years. We have experienced explosive growth recently. I feel like we are at the epicenter of an inflationary cycle with the possibility of prolonged interest rate volatility. CME Group is positioned correctly to be the primary beneficiary of the need to hedge interest rate exposure. Our SOFR, Bond, and 10 Yr. Note contracts are consistently setting the standard for excellence in liquidity and efficiency. Inflation and supply chain issues have also brought extreme volatility to our Agriculture and Grain products. CME Group is the market of choice for both professional traders and commercial hedgers.

* * * CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 4, 2023. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting. The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Robert J Tierney 141 W Jackson Suite 1710A Chicago, IL 60604 Bobtierney@koretrading.com Dear CME Member and B1 Shareholder, I am asking for your vote and support for another term in 2023. Most of you have shared views with me and for that I cannot thank you enough. I hope you now know how truly honored and privileged I am to be your CME Group Class B-1 Board member. 2022 showcased a transition from a flagship product in Eurodollars to SOFR. This transition not only increased STIRS participation to many legacy groups where STIRS activity waned, but also to newer groups like Kore Trading. This benefited the customer, hedger, and asset manager with deeper and liquid markets to transition into SOFR. At Kore, we continue to increase our headcount, participation, volumes and liquidity through our training and mentoring of recent college graduates. We see great opportunities ahead and shall continue investing in developing future traders to make markets, provide liquidity, and take positions. I believe creating, building and growing a proprietary trading firm continues to give me new thoughts and ideas around growth for CME Group. We have seen epic shake ups in the crypto exchange sector. This shined a great light on CME Group’s regulated posture supporting the safety of customer, hedger, and asset manager’s capital and values. Having a proven, stable and regulated exchange to hedge risk for the customer is paramount to being a great trading exchange for today and tomorrow. After purchasing an additional 1,500 shares on the open market in December 2022, this brings my total ownership in CME Group to 11,609 Class A shares I personally own. I continue to own 1 CME, 2 IMM, 1 IOM, 1 GEM, 1 NYMEX, 1 COMEX, and 1 CBOT AM memberships. I also lease several memberships each year for the growing number of candidates we transition into traders at Kore. I firmly believe in CME Group and am proud of my efforts to grow, challenge, adapt, and persevere. My time, investments, and heart are with CME Group. I am beyond grateful for CME Group and I will continue to pour myself into its business. I ask again for your support for another term and I continue to extend my invitation to reach out and offer ALL insights as we have this common goal to advance CME Group for the future. Best Regards, Bob Tierney YOUR VOTE IS IMPORTANT! Beginning on April 3, 2023, as described in the CME Group proxy statement, Class B shareholders who cannot locate their 16-digit control number may call Broadridge to vote. You will be asked to provide information to confirm your identity and share ownership. All calls will be recorded and voting confirmations will be sent by mail to the address of record. 1-866-232-3037 TOLL FREE or 1-720-358-3640 INTERNATIONAL TOLL FREE

* * * CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 4, 2023. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting. The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Dear Friends, CME Members and Class B-2 Shareholders, My name is Mike Dennis and I joined the CME Group Board of Directors in 2020 ushering in a fresh, younger voice and a new perspective. In addition to the CME Group Board, I also serve on its Clearing House Oversight Committee and the Finance Committee. Thank you for all your support over the years. I am again seeking your vote to serve as a Class B-2 Director. My objective as a board member is clear - support ideas that work to elevate CME Group while also challenging themes that can cause friction among our members and market participants. 2022 was no doubt a year where Washington, consumers and market participants were mesmerized by sparkly new financial objects and self-proclaimed industry leaders. What proved true among all the clamor was that safe, transparent, regulated markets led by experienced professionals are the gold standard. No matter how technology changes the nature of finance and our industry, we should know by now that if something looks like an investment product, it should be regulated as such. Therefore, such companies should be held to the same rules and regulations that have been the hallmark of regulated venues like CME Group. It is imperative that the Class B-2 candidate you elect has a relevant role in the industry and can bring experience that matches not only the current state of our industry, but also the multi-asset portfolio of CME Group. As a former trader and a current Principal at one of the largest multi-asset clearing firms, I am at the forefront of discussions on new products, new technologies, risk management, regulation and the competitive environment. I am constantly advocating for market participants and want to continue my career of advocacy on a larger platform. As a CME Group shareholder, you deserve a board member who has deep experience to match CME Group’s offerings. I am committed to this industry; it is my daily work and I committed to serving as a member of the Board of Directors. Thank you for your support. I will continue to pledge my time, experience and enthusiasm to serve the interests of all shareholders of CME Group and to be an advocate for all market participants. Please feel free to contact me directly. I welcome questions and ideas and value the voice of all shareholders and market participants. Regards, Mike Dennis 773.425.6764 (m) 312.604.8693 (o) mikedennis80@gmail.com You can also cast your vote: • By Internet – You can vote over the Internet by following the instructions provided in the Notice. • By mail – You can vote by mail following the instruction provided on the proxy card. • In person - by attending the annual meeting YOUR VOTE IS IMPORTANT! Beginning on April 3, 2023, as described in the CME Group proxy statement, Class B shareholders who cannot locate their 16-digit control number may call Broadridge to vote. You will be asked to provide information to confirm your identity and share ownership. All calls will be recorded and voting confirmations will be sent by mail to the address of record. 1-866-232-3037 TOLL FREE or 1-720-358-3640 INTERNATIONAL TOLL FREE

* * * CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 4, 2023. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting. The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

PATRICK W. MALONEY Greetings IMM Class B-2 Shareholders, It has been the honor and privilege of my professional career to serve as your Class B-2 Director the past 3 years. I am reaching out to you as the CME Group Board of Directors election is once again upon us. I am aware how valuable your time is, and I appreciate you taking a moment to consider my request for your support once again. My qualifications and experience that make me your best choice for your Class B-2 Director: ● CME Group Board Member since May 2020 and IMM member for the past 38 years with experience to support the viewpoint and perspective you bring as valued market participants ● CME Group Risk Committee member appointed in 2020 providing oversight of CME Group risk management practices and compliance/ethics program ● Full-time Floor broker since 1985 interacting daily with firms, traders, customers, and others in all aspects of the industry ● Current Political Action Committee Board member working with Washington to maintain essential dialogue; have served on a multitude of committees from Booth Space to Floor Conduct and many more over the 38 years I have been on the trading floor My goals as a Class B-2 Director are to: ● Monitor regulation, maintain strong and educated relationships with governing bodies as well as CME Group Board members and the Management Team ● Maintain competitive clearing fees and costs in a demanding global marketplace ● Further encourage and support market participation in Crypto and retail trade endeavors ● Continue the important work of ensuring the transition of LIBOR to SOFR as the preferred benchmark for global short-term interest rates I am grateful for the support I received the past three years and will continue to be an advocate bringing forward your perspectives. It has been my pleasure to connect with many of you over the last three years and as always, I am accessible and available any time to listen and respond promptly to your questions and concerns. Vote for Pat Maloney because we share a collective interest in the success of CME Group, providing valuable tools and services to help you manage your risk in this environment and your voice deserves to be heard! Patrick Maloney CME GROUP Board Director 630-204-5978 pmaloney1116@gmail.com YOUR VOTE IS IMPORTANT! Beginning on April 3, 2023, as described in the CME Group proxy statement, Class B shareholders who cannot locate their 16-digit control number may call Broadridge to vote. You will be asked to provide information to confirm your identity and share ownership. All calls will be recorded and voting confirmations will be sent by mail to the address of record. 1-866-232-3037 TOLL FREE or 1-720-358-3640 INTERNATIONAL TOLL FREE

* * * CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 4, 2023. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting. The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Elizabeth A. Cook CME Group 2023 Board of Directors Class B-3 Director Candidate CME Group Board Member since 2015 (312) 982-6631 Long-Time Active Trader, Skilled Leader Bringing Diversity and a Fresh Perspective Dear Friends, Fellow IOM Members and Class B-3 Shareholders, My first hope is this letter finds you and your family well. I am asking for your vote allowing me to continue on as your Class B-3 Director. This past year was unprecedented for CME Group. The Fed increased its rate policy seven times in an attempt to clamp down on inflation and global political uncertainty created an environment of increased market volatility. With that, in 2022 CME Group reached a record ADV of 23.3 million contracts, an increase of 19% year over year. Interest Rates futures and options recorded an ADV of 10.8 million contracts, reflecting an increase of 18% annually, driven by the successful performance of SOFR options. In addition, our 10-year strategic partnership with Google Cloud will focus on delivering expanded access to new products, creating real-time data analytics and generating efficiencies for all market participants. I will continue to focus on the board areas where I have made my greatest contributions: ● Promoting new product development such as the SOFR and Crypto currency line of products. ● Keeping a trained and watchful eye on exchange fees and costs to stay competitive in the global marketplace. ● Overseeing CME Group’s financial reporting and disclosures as a member of the Board’s Audit Committee. I have been an equity owner since 1983 and one of the few female members of CME Group. Since 1985, in my role as a member of numerous committees, I have added value and had an impact on the improvement of CME Group’s operating environment. In addition to the Board Audit and Compensation Committees, I currently serve on the Arbitration (Co-Chair), Floor Conduct (Co-Chair), Business Conduct, CME Political Action and Membership committees and on the Board of the CME Gratuity Fund. I proudly commit myself to the financial industry and the support of the overall community. In addition to my trading and service on the CME Group Board, I served on the Board of Directors for Women in Listed Derivatives (WILD) and now currently serve as the President of WILD Gives Back 501(c)3 and as a Corporate Trustee of the Associated Colleges of Illinois. The National Association of Corporate Directors recognized me as a Governance Fellow. The Navy Seal Foundation and The ALS Association Greater Chicago Chapter chose me to represent them as their ambassador. I continue my long-time volunteer role with Honor Flight Chicago and am an active member of BENS, Business Executives for National Security. Thank you for considering supporting me and I would welcome the honor to serve you again as your Class B-3 Director. YOUR VOTE IS IMPORTANT! Beginning on April 3, 2023, as described in the CME Group proxy statement, Class B shareholders who cannot locate their 16-digit control number may call Broadridge to vote. You will be asked to provide information to confirm your identity and share ownership. All calls will be recorded and voting confirmations will be sent by mail to the address of record. 1-866-232-3037 TOLL FREE or 1-720-358-3640 INTERNATIONAL TOLL FREE

2 * * * CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 4, 2023. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting. The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.